Exhibit 99

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Reported

(In millions)

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Retail

Operating segment income	$57	$74	$66	$63	$260

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$1	$—	$—	$(1)	$—

Adjusted operating segment income (1)	$56	$74	$66	$64	$260

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Fresh Bakery

Operating segment income (loss)	$19	$(14)	$4	$24	$33

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$—	$—	$—	$(5)	$(5)
Transformation/Accelerate charges	—	—	—	(1)	(1)
Pension partial withdrawal liability	—	(30)	(1)	—	(31)

Adjusted operating segment income (1)	$19	$16	$5	$30	$70

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Foodservice

Operating segment income (loss)	$30	$(43)	$29	$38	$54

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$3	$1	$(2)	$(1)	$1
Impairment charges	—	(107)	—	—	(107)

Adjusted operating segment income (1)	$27	$63	$31	$39	$160

(1) Adjusted operating segment income is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Reported

(In millions)

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Beverage

Operating segment income	$141	$107	$130	$110	$488

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$(1)	$(1)	$(4)	$(44)	$(50)
Transformation/Accelerate charges	(3)	(1)	(2)	(2)	(8)
Curtailment gain	12	—	—	—	12
Gain on property disposition	—	—	—	14	14
Acquisition/disposition	—	5	(5)	2	2

Adjusted operating segment income (1)	$133	$104	$141	$140	$518

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Bakery

Operating segment income (loss)	$15	$(19)	$11	$(200)	$(193)

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$1	$(29)	$(1)	$(8)	$(37)
Transformation/Accelerate charges	(1)	—	—	—	(1)
Impairment charges	—	—	—	(207)	(207)

Adjusted operating segment income (1)	$15	$10	$12	$15	$52

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Household and Body Care

Operating segment income	$58	$45	$57	$82	$242

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$(6)	$(5)	$—	$(11)
Transformation/Accelerate charges	(2)	—	(1)	(1)	(4)
Curtailment gain	5	—	—	—	5

Adjusted operating segment income (1)	$55	$51	$63	$83	$252

(1) Adjusted operating segment income is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Reported

(In millions)

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Total Sara Lee

Total operating segment income	$320	$150	$297	$117	$884

Amortization of trademarks and other intangibles	(17)	(15)	(16)	(17)	(65)
General corporate expenses:
Other	(65)	(79)	(38)	(56)	(238)
Derivative gains/(losses)	(35)	(23)	19	21	(18)
Contingent sales proceeds	150	—	—	—	150

Operating income	$353	$33	$262	$65	$713

Increase/(decrease) in operating income from:
Contingent sale proceeds	$150	$—	$—	$—	$150
Exit activities, asset and business dispositions	4	(40)	(16)	(62)	(114)
Transformation/Accelerate charges	(10)	(7)	(11)	(16)	(44)
Curtailment gain	17	—	—	—	17
Pension partial withdrawal liability	—	(30)	(1)	—	(31)
Gain on property disposition	—	—	—	14	14
Balance sheet corrections	—	—	8	3	11
Impairment charges	—	(107)	—	(207)	(314)
Acquisitions/Dispositions	—	5	(5)	2	2

Adjusted operating income (1)	$192	$212	$287	$331	$1,022

(1) Adjusted operating income is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Revised

(In millions)

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Retail

Operating segment income (2)	$55	$73	$64	$61	$253

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$1	$—	$—	$(1)	$—

Adjusted operating segment income, revised (1) (3)	$54	$73	$64	$62	$253

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Fresh Bakery

Operating segment income (loss) (2)	$17	$(16)	$2	$23	$26

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$—	$—	$—	$(5)	$(5)
Transformation/Accelerate charges	—	—	—	(1)	(1)
Pension partial withdrawal liability	—	(30)	(1)	—	(31)

Adjusted operating segment income, revised (1) (3)	$17	$14	$3	$29	$63

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Foodservice

Operating segment income (loss) (2)	$25	$(48)	$25	$34	$36

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$3	$1	$(2)	$(1)	$1
Impairment charges	—	(107)	—	—	(107)

Adjusted operating segment income, revised (1) (3)	$22	$58	$27	$35	$142

(1) Adjusted operating segment income, revised, is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

(2) Fiscal 2009 Other general corporate expenses, as reported, included $34 million of information technology and human resource costs which are now included in the operating results of the business segments.

(3) Fiscal 2009 significant items, as reported, included $21 million of software amortization expense related to new computer systems that were put into use in fiscal 2008 as part of our transformation program. Beginning in fiscal 2010, software amortization will be reported as a normal operating expense item, rather than a significant item. The table above presents software amortization expense on a basis consistent with fiscal 2010.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Revised

(In millions)

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Beverage

Operating segment income (2)	$141	$107	$129	$110	$487

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$(1)	$(1)	$(4)	$(44)	$(50)
Transformation/Accelerate charges	(1)	—	(1)	(1)	(3)
Curtailment gain	12	—	—	—	12
Gain on property disposition	—	—	—	14	14
Acquisition/disposition	—	5	(5)	2	2

Adjusted operating segment income, revised (1) (3)	$131	$103	$139	$139	$512

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Bakery

Operating segment income (loss) (2)	$15	$(19)	$11	$(201)	$(194)

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$1	$(29)	$(1)	$(8)	$(37)
Transformation/Accelerate charges	(1)	—	—	—	(1)
Impairment charges	—	—	—	(207)	(207)

Adjusted operating segment income, revised (1) (3)	$15	$10	$12	$14	$51

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Household and Body Care

Operating segment income (2)	$58	$45	$57	$82	$242

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$(6)	$(5)	$—	$(11)
Transformation/Accelerate charges	(2)	—	—	—	(2)
Curtailment gain	5	—	—	—	5

Adjusted operating segment income, revised (1) (3)	$55	$51	$62	$82	$250

(1) Adjusted operating segment income, revised, is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

(2) Fiscal 2009 Other general corporate expenses, as reported, included $34 million of information technology and human resource costs which are now included in the operating results of the business segments.

(3) Fiscal 2009 significant items, as reported, included $21 million of software amortization expense related to new computer systems that were put into use in fiscal 2008 as part of our transformation program. Beginning in fiscal 2010, software amortization will be reported as a normal operating expense item, rather than a significant item. The table above presents software amortization expense on a basis consistent with fiscal 2010.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Revised

(In millions)

	Fiscal 2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

Total Sara Lee

Total operating segment income (2)	$311	$142	$288	$109	$850

Amortization of trademarks and other intangibles	(17)	(15)	(16)	(17)	(65)
General corporate expenses:
Other (2)	(56)	(71)	(29)	(48)	(204)
Derivative gains/(losses)	(35)	(23)	19	21	(18)
Contingent sale proceeds	150	—	—	—	150

Operating income	$353	$33	$262	$65	$713

Increase/(decrease) in operating income from:
Contingent sale proceeds	$150	$—	$—	$—	$150
Exit activities, asset and business dispositions	4	(40)	(16)	(62)	(114)
Transformation/Accelerate charges	(5)	(2)	(6)	(10)	(23)
Curtailment gain	17	—	—	—	17
Pension partial withdrawal liability	—	(30)	(1)	—	(31)
Gain on property disposition	—	—	—	14	14
Balance sheet corrections	—	—	8	3	11
Impairment charges	—	(107)	—	(207)	(314)
Acquisitions/Dispositions	—	5	(5)	2	2

Adjusted operating income, revised (1) (3)	$187	$207	$282	$325	$1,001

(1) Adjusted operating income, revised, is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

(2) Fiscal 2009 Other general corporate expenses, as reported, included $34 million of information technology and human resource costs which are now included in the operating results of the business segments.

(3) Fiscal 2009 significant items, as reported, included $21 million of software amortization expense related to new computer systems that were put into use in fiscal 2008 as part of our transformation program. Beginning in fiscal 2010, software amortization will be reported as a normal operating expense item, rather than a significant item. The table above presents software amortization expense on a basis consistent with fiscal 2010.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Reported

(In millions)

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Retail

Operating segment income	$19	$46	$46	$44	$155

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$1	$(14)	$(13)
Transformation charges	(2)	—	—	1	(1)
Impairment charges	—	—	—	(20)	(20)

Adjusted operating segment income (1)	$21	$46	$45	$77	$189

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Fresh Bakery

Operating segment income	$14	$3	$14	$29	$60

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$—	$(3)	$(3)

Adjusted operating segment income (1)	$14	$3	$14	$32	$63

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Foodservice

Operating segment income (loss)	$21	$53	$32	$(408)	$(302)

Increase/(decrease) in operating segment income (loss) from:
Exit activities, asset and business dispositions	$—	$—	$1	$(6)	$(5)
Impairment charges	—	—	—	(431)	(431)
Disposition	—	1	1	—	2

Adjusted operating segment income (1)	$21	$52	$30	$29	$132

(1) Adjusted operating segment income is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Reported

(In millions)

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Beverage

Operating segment income	$121	$125	$129	$172	$547

Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$(12)	$13	$18	$21	$40
Exit activities, asset and business dispositions	(1)	(1)	1	(3)	(4)
Transformation charges	(2)	(2)	(2)	(4)	(10)
Accelerated depreciation	—	(1)	—	—	(1)

Adjusted operating segment income (1)	$136	$116	$112	$158	$522

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Bakery

Operating segment income (loss)	$13	$9	$17	$(385)	$(346)

Increase/(decrease) in operating segment income (loss) from:
Changes in foreign currency exchange rates	$(2)	$2	$2	$2	$4
Exit activities, asset and business dispositions	(3)	(4)	—	—	(7)
Transformation charges	—	(1)	—	(1)	(2)
Impairment charges	—	—	—	(400)	(400)
Disposition	—	(1)	—	—	(1)

Adjusted operating segment income (1)	$18	$13	$15	$14	$60

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Household and Body Care

Operating segment income	$57	$64	$77	$117	$315

Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$(2)	$11	$12	$13	$34
Exit activities, asset and business dispositions	—	—	—	1	1
Transformation charges	(1)	(2)	(3)	(2)	(8)

Adjusted operating segment income (1)	$60	$55	$68	$105	$288

(1) Adjusted operating segment income is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Reported

(In millions)

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Total Sara Lee

Total operating segment income (loss)	$245	$300	$315	$(431)	$429

Amortization of trademarks and other intangibles	(16)	(16)	(17)	(18)	(67)
General corporate expenses:
Other	(68)	(61)	(66)	(59)	(254)
Derivative gains/(losses)	2	8	10	2	22
Contingent sales proceeds	130	—	—	—	130

Operating income (loss)	$293	$231	$242	$(506)	$260

Increase/(decrease) in operating income (loss) from:
Contigent sales proceeds	$130	$—	$—	$—	$130
Changes in foreign currency exchange rates	(15)	22	27	33	67
Exit activities, asset and business dispositions	(4)	(7)	3	(30)	(38)
Transformation charges	(18)	(12)	(10)	(11)	(51)
Accelerated depreciation	—	(1)	—	—	(1)
Impairment charges	—	—	—	(851)	(851)
Acquisitions/Dispositions	—	—	1	—	1

Adjusted operating income (1)	$200	$229	$221	$353	$1,003

(1) Adjusted operating income is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Revised

(In millions)

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Retail

Operating segment income (2)	$18	$45	$44	$42	$149

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$1	$(14)	$(13)
Transformation charges	(2)	—	—	1	(1)
Impairment charges	—	—	—	(20)	(20)

Adjusted operating segment income, revised (1) (3)	$20	$45	$43	$75	$183

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Fresh Bakery

Operating segment income (2)	$12	$2	$13	$28	$55

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$—	$(3)	$(3)

Adjusted operating segment income, revised (1) (3)	$12	$2	$13	$31	$58

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
North American Foodservice

Operating segment income (loss) (2)	$17	$46	$27	$(414)	$(324)

Increase/(decrease) in operating segment income from:
Exit activities, asset and business dispositions	$—	$—	$1	$(6)	$(5)
Impairment charges	—	—	—	(431)	(431)
Disposition	—	1	1	—	2

Adjusted operating segment income, revised (1) (3)	$17	$45	$25	$23	$110

(1) Adjusted operating segment income, revised, is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

(2) Fiscal 2008 Other general corporate expenses, as reported, included $35 million of information technology and human resource costs which are now included in the operating results of the business segments.

(3) Fiscal 2008 significant items as reported included $15 million of software amortization expense related to new computer systems that were put into use in fiscal 2008 as part of our transformation program. Beginning in fiscal 2010, software amortization will be reported as a normal operating expense item, rather than a significant item. The table above presents software amortization expense on a basis consistent with fiscal 2010.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Revised

(In millions)

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Beverage

Operating segment income (2)	$121	$125	$128	$172	$546

Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$(12)	$13	$18	$21	$40
Exit activities, asset and business dispositions	(1)	(1)	1	(3)	(4)
Transformation charges	(2)	(2)	(2)	(3)	(9)
Accelerated depreciation	—	(1)	—	—	(1)

Adjusted operating segment income, revised (1) (3)	$136	$116	$111	$157	$520

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Bakery

Operating segment income (loss) (2)	$13	$9	$17	$(385)	$(346)

Increase/(decrease) in operating segment income (loss) from:
Changes in foreign currency exchange rates	$(2)	$2	$2	$2	$4
Exit activities, asset and business dispositions	(3)	(4)	—	—	(7)
Transformation charges	—	(1)	—	(1)	(2)
Impairment charges	—	—	—	(400)	(400)
Disposition	—	(1)	—	—	(1)

Adjusted operating segment income, revised (1) (3)	$18	$13	$15	$14	$60

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
International Household and Body Care

Operating segment income (2)	$57	$63	$77	$117	$314

Increase/(decrease) in operating segment income from:
Changes in foreign currency exchange rates	$(2)	$11	$12	$13	$34
Exit activities, asset and business dispositions	—	—	—	1	1
Transformation charges	(1)	(2)	(3)	(1)	(7)

Adjusted operating segment income, revised (1) (3)	$60	$54	$68	$104	$286

(1) Adjusted operating segment income, revised, is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

(2) Fiscal 2008 Other general corporate expenses, as reported, included $35 million of information technology and human resource costs which are now included in the operating results of the business segments.

(3) Fiscal 2008 significant items as reported included $15 million of software amortization expense related to new computer systems that were put into use in fiscal 2008 as part of our transformation program. Beginning in fiscal 2010, software amortization will be reported as a normal operating expense item, rather than a significant item. The table above presents software amortization expense on a basis consistent with fiscal 2010.

Sara Lee Corporation

Impact of Significant Items on Operating Segment Income (Loss), as Revised

(In millions)

	Fiscal 2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year
Total Sara Lee

Total operating segment income (loss) (2)	$238	$290	$306	$(440)	$394

Amortization of trademarks and other intangibles	(16)	(16)	(17)	(18)	(67)
General corporate expenses:
Other (2)	(61)	(51)	(57)	(50)	(219)
Derivative gains/(losses)	2	8	10	2	22
Contingent sale proceeds	130	—	—	—	130

Operating income (loss)	$293	$231	$242	$(506)	$260

Increase/(decrease) in operating income (loss) from:
Contigent sale proceeds	$130	$—	$—	$—	$130
Changes in foreign currency exchange rates	(15)	22	27	33	67
Exit activities, asset and business dispositions	(4)	(7)	3	(30)	(38)
Transformation charges	(16)	(8)	(6)	(6)	(36)
Accelerated depreciation	—	(1)	—	—	(1)
Impairment charges	—	—	—	(851)	(851)
Acquisitions/Dispositions	—	—	1	—	1

Adjusted operating income, revised (1) (3)	$198	$225	$217	$348	$988

(1) Adjusted operating income, revised, is a non-GAAP measure. See pages 13 and 14 for an explanation of this and other non-GAAP measures used in this release.

(2) Fiscal 2008 Other general corporate expenses, as reported, included $35 million of information technology and human resource costs which are now included in the operating results of the business segments.

(3) Fiscal 2008 significant items as reported included $15 million of software amortization expense related to new computer systems that were put into use in fiscal 2008 as part of our transformation program. Beginning in fiscal 2010, software amortization will be reported as a normal operating expense item, rather than a significant item. The table above presents software amortization expense on a basis consistent with fiscal 2010.

Explanation of Non-GAAP Financial Measures

Management measures and reports Sara Lee’s financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). In this report, Sara Lee highlights certain items that have significantly impacted the corporation’s financial results and uses several non-GAAP financial measures to help investors understand the financial impact of these significant items.

“Significant items” are income or charges (and related tax impact) that management believes have had or are likely to have a significant impact on the earnings of the applicable business segment or on the total corporation for the period in which the item is recognized, are not indicative of the company’s core operating results and affect the comparability of underlying results from period to period. Significant items may include, but are not limited to: charges for exit activities; transformation program and Project Accelerate costs; impairment charges; tax costs and benefits resulting from the disposition of a business; tax provision corrections; impact of tax law changes; and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Management highlights significant items to provide greater transparency into the underlying sales or profit trends of Sara Lee or the applicable business segment and to enable more meaningful comparability between financial results from period to period. Additionally, Sara Lee believes that investors desire to understand the impact of these factors to better project and assess the longer term trends and future financial performance of the corporation.

“Contingent sale proceeds” are contingent proceeds from the sale of the company’s tobacco business in fiscal 1999. Under the sales agreement, Sara Lee received cash payments annually so long as tobacco continued to be a legal product in the specified countries. Our last cash payment was received on July 15, 2009. Contingent sale proceeds are not “significant items,” but are identified separately because the income is not generated by the company’s underlying business and has a finite term.

This report contains certain non-GAAP financial measures that exclude from a financial measure computed in accordance with GAAP the impact of the significant items, the receipt of contingent sale proceeds, the impact of acquisitions and divestitures and changes in foreign currency exchange rates. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Sara Lee’s business that, when viewed together with Sara Lee’s financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting Sara Lee’s historical financial performance and projected future operating results, greater transparency of underlying profit trends and greater comparability of results across periods. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

In addition, investors frequently have requested information from management regarding significant items and management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Sara Lee’s historical and project future financial performance. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses, in planning for and forecasting financial results for future periods, and as one factor in determining incentive compensation. Many of the significant items will recur in future periods; however, the amount and frequency of each significant item varies from period to period.

The following is an explanation of the non-GAAP financial measures presented in this report.

“Adjusted operating income” excludes from the corporation’s operating income, the impact of significant items, net, contingent sale proceeds, and businesses acquired or divested after the start of the fiscal period and presents fiscal 2008 results at fiscal 2009 currency exchange rates.

“Adjusted operating income, revised” excludes from the corporation’s operating income, the impact of significant items, net, recognized during the fiscal period presented, contingent sale proceeds and businesses acquired or divested after the start of the fiscal period and presents fiscal 2008 results at fiscal 2009 currency exchange rates; however, for purposes of this calculation, software amortization expense related to our transformation program is not treated as a significant item. Beginning in fiscal 2010, software amortization expense will be reported as a normal operating expense item, and not as a significant item. We are presenting adjusted operating income, as revised, to assist comparability of fiscal 2009 and 2008 results with fiscal 2010 results.

“Adjusted operating segment income” excludes from the operating segment income of a specified business segment, the impact of significant items, net, recognized by that business segment during the fiscal period and businesses acquired or divested after the start of the fiscal period and presents fiscal 2008 results at fiscal 2009 currency exchange rates.

“Adjusted operating segment income, revised” excludes from the operating segment income of a specified business segment, the impact of significant items, net, recognized by that business segment during the fiscal period presented and businesses acquired or divested after the start of the fiscal period and presents fiscal 2008 results at fiscal 2009 currency exchange rates; however, for purposes of this calculation, software amortization expense related to our transformation program is not treated as a significant item. Beginning in fiscal 2010, software amortization expense will be reported as a normal operating expense item, and not as a significant item. We are presenting adjusted operating segment income, as revised, to assist comparability of fiscal 2009 and 2008 results with fiscal 2010 results.